UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 28, 2024

ENERGY FOCUS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36583	94-3021850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

32000 Aurora Road Suite B	Solon	OH	44139
(Address of principal executive offices)			(Zip Code)

(440) 715-1300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EFOI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
Private Placement and Securities Purchase Agreements

On March 28, 2024, Energy Focus, Inc. (the “Company”) entered into certain securities purchase agreements (the “Purchase Agreements”) with certain accredited investors (the “Purchasers”), pursuant to which the Company agreed to issue and sell in a private placement (the “Private Placement”) an aggregate of 283,109 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), for a purchase price per share of $1.59.

Aggregate gross proceeds to the Company in respect of the Private Placement is approximately $450,143, before offering expenses payable by the Company. The Private Placement was closed on March 28, 2024.

The Private Placement was priced at the “Minimum Price” as defined under the Listing Rule 5635(d) of The Nasdaq Stock Market LLC (“Nasdaq”), which is the lower of: (i) the closing price (as reflected on Nasdaq.com); or (ii) the average closing price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. As a result, shareholder approval is exempted. Further, the issuance and sale of the Shares pursuant to the Purchase Agreements are not being registered under the Securities Act of 1933, as amended (the “Securities Act”), and were made pursuant to certain exemptions from registration, including Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder, in reliance on the representations and covenants of the Purchasers under the Purchase Agreements.

Item 3.02. Unregistered Sales of Equity Securities.
The disclosure under Item 1.01 of this Current Report on Form 8-K are incorporated by reference into this Item 3.02.

Item 9.01. Financial Statements and Exhibits.
    Exhibits.

Exhibit
Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2023

ENERGY FOCUS, INC.

	By:	/s/ Chiao Chieh Jay Huang
	Name:	Chiao Chieh Jay Huang
	Title:	Chief Executive Officer